Exhibit 21

Subsidiaries of Omega Healthcare Investors, Inc.

As of December 31, 2017

Home
Subsidiary Name	State
1040 Wedding Ford Road, LLC	Arkansas
1101 Waterwell Road, LLC	Arkansas
1149 & 1151 West New Hope Road, LLC	Arkansas
115 Orendorff Avenue, LLC	Arkansas
11900 East Artesia Boulevard, LLC	California
1194 North Chester Street, LLC	Arkansas
1200 Ely Street Holdings Co. LLC	Michigan
13922 Cerise Avenue, LLC	California
1401 Park Avenue, LLC	Arkansas
1628 B Street, LLC	California
202 Tims Avenue, LLC	Arkansas
228 Pointer Trail West, LLC	Arkansas
2400 Parkside Drive, LLC	California
2425 Teller Avenue, LLC	Colorado
245 East Wilshire Avenue, LLC	California
2701 Twin Rivers Drive, LLC	Arkansas
305 West End Avenue Property, L.L.C.	Delaware
3232 Artesia Real Estate, LLC	California
3600 Richards Road, LLC	Arkansas
3806 Clayton Road, LLC	California
42235 County Road Holdings Co. LLC	Michigan
446 Sycamore Road, L.L.C.	Delaware
48 High Point Road, LLC	Maryland
523 Hayes Lane, LLC	California
637 East Romie Lane, LLC	California
700 Mark Drive, LLC	Arkansas
900 Magnolia Road SW, LLC	Arkansas
Alamogordo Aviv, L.L.C.	New Mexico
Albany Street Property, L.L.C.	Delaware
Arizona Lessor - Infinia, LLC	Maryland
Arkansas Aviv, L.L.C.	Delaware
Arma Yates, L.L.C.	Delaware
Avery Street Property, L.L.C.	Delaware
Aviv Financing I, L.L.C.	Delaware
Aviv Financing II, L.L.C.	Delaware
Aviv Financing III, L.L.C.	Delaware
Aviv Financing IV, L.L.C.	Delaware
Aviv Financing V, L.L.C.	Delaware
Aviv Financing VI, L.L.C.	Delaware
Aviv Foothills, L.L.C.	Delaware
Aviv Healthcare Properties Operating Partnership I, L.P.	Delaware
Aviv Liberty, L.L.C.	Delaware

Home
Subsidiary Name	State
Aviv OP Limited Partner, L.L.C.	Delaware
Avon Ohio, L.L.C.	Delaware
Bala Cynwyd Real Estate, LP	Pennsylvania
Bayside Colorado Healthcare Associates, LLC	Colorado
Bayside Street II, LLC	Delaware
Bayside Street, LLC	Maryland
Belleville Illinois, L.L.C.	Delaware
Bellingham II Associates, L.L.C.	Delaware
Bethel ALF Property, L.L.C.	Delaware
BHG Aviv, L.L.C.	Delaware
Biglerville Road, L.L.C.	Delaware
Bonham Texas, L.L.C.	Delaware
Bradenton ALF Property, L.L.C.	Delaware
Brewster ALF Property, L.L.C.	Delaware
Burton NH Property, L.L.C.	Delaware
California Aviv Two, L.L.C.	Delaware
California Aviv, L.L.C.	Delaware
Camas Associates, L.L.C.	Delaware
Canton Health Care Land, LLC	Ohio
Carnegie Gardens LLC	Delaware
Casa/Sierra California Associates, L.L.C.	Delaware
CFG 2115 Woodstock Place LLC	Delaware
Champaign Williamson Franklin, L.L.C.	Delaware
Chardon Ohio Property Holdings, L.L.C.	Delaware
Chardon Ohio Property, L.L.C.	Delaware
Chatham Aviv, L.L.C.	Delaware
Chenal Arkansas, L.L.C.	Delaware
Chippewa Valley, L.L.C.	Illinois
CHR Bartow LLC	Delaware
CHR Boca Raton LLC	Delaware
CHR Bradenton LLC	Delaware
CHR Cape Coral LLC	Delaware
CHR Clearwater Highland LLC	Delaware
CHR Clearwater LLC	Delaware
CHR Deland East LLC	Delaware
CHR Deland West LLC	Delaware
CHR Fort Myers LLC	Delaware
CHR Fort Walton Beach LLC	Delaware
CHR Gulfport LLC	Delaware
CHR Hudson LLC	Delaware
CHR Lake Wales LLC	Delaware
CHR Lakeland LLC	Delaware

Home
Subsidiary Name	State
CHR Panama City LLC	Delaware
CHR Pompano Beach Broward LLC	Delaware
CHR Pompano Beach LLC	Delaware
CHR Sanford LLC	Delaware
CHR Sarasota LLC	Delaware
CHR Spring Hill LLC	Delaware
CHR St. Pete Abbey LLC	Delaware
CHR St. Pete Bay LLC	Delaware
CHR St. Pete Egret LLC	Delaware
CHR Tampa Carrollwood LLC	Delaware
CHR Tampa LLC	Delaware
CHR Tarpon Springs LLC	Delaware
CHR Titusville LLC	Delaware
CHR West Palm Beach LLC	Delaware
Clarkston Care, L.L.C.	Delaware
Clayton Associates, L.L.C.	New Mexico
Colonial Gardens, LLC	Ohio
Colonial Madison Associates, L.L.C.	Delaware
Colorado Lessor - Conifer, LLC	Maryland
Columbus Texas Aviv, L.L.C.	Delaware
Columbus Western Avenue, L.L.C.	Delaware
Colville Washington Property, L.L.C.	Delaware
Commerce Nursing Homes, L.L.C.	Illinois
Commerce Sterling Hart Drive, L.L.C.	Delaware
Conroe Rigby Owen Road, L.L.C.	Delaware
CR Aviv, L.L.C.	Delaware
Crete Plus Five Property, L.L.C.	Delaware
Crooked River Road, L.L.C.	Delaware
CSE Albany LLC	Delaware
CSE Amarillo LLC	Delaware
CSE Arden L.P.	Delaware
CSE Augusta LLC	Delaware
CSE Bedford LLC	Delaware
CSE Blountville LLC	Delaware
CSE Bolivar LLC	Delaware
CSE Cambridge LLC	Delaware
CSE Cambridge Realty LLC	Delaware
CSE Camden LLC	Delaware
CSE Canton LLC	Delaware
CSE Casablanca Holdings II LLC	Delaware
CSE Casablanca Holdings LLC	Delaware
CSE Cedar Rapids LLC	Delaware

Home
Subsidiary Name	State
CSE Centennial Village, LP	Delaware
CSE Chelmsford LLC	Delaware
CSE Chesterton LLC	Delaware
CSE Claremont LLC	Delaware
CSE Corpus North LLC	Delaware
CSE Denver Iliff LLC	Delaware
CSE Denver LLC	Delaware
CSE Douglas LLC	Delaware
CSE Elkton LLC	Delaware
CSE Elkton Realty LLC	Delaware
CSE Fairhaven LLC	Delaware
CSE Fort Wayne LLC	Delaware
CSE Frankston LLC	Delaware
CSE Georgetown LLC	Delaware
CSE Green Bay LLC	Delaware
CSE Hilliard LLC	Delaware
CSE Huntingdon LLC	Delaware
CSE Huntsville LLC	Delaware
CSE Indianapolis-Continental LLC	Delaware
CSE Indianapolis-Greenbriar LLC	Delaware
CSE Jacinto City LLC	Delaware
CSE Jefferson City LLC	Delaware
CSE Jeffersonville-Hillcrest Center LLC	Delaware
CSE Jeffersonville-Jennings House LLC	Delaware
CSE Kerrville LLC	Delaware
CSE Kingsport LLC	Delaware
CSE Knightdale L.P.	Delaware
CSE Lake City LLC	Delaware
CSE Lake Worth LLC	Delaware
CSE Lakewood LLC	Delaware
CSE Las Vegas LLC	Delaware
CSE Lawrenceburg LLC	Delaware
CSE Lenoir L.P.	Delaware
CSE Lexington Park LLC	Delaware
CSE Lexington Park Realty LLC	Delaware
CSE Ligonier LLC	Delaware
CSE Live Oak LLC	Delaware
CSE Lowell LLC	Delaware
CSE Marianna Holdings LLC	Delaware
CSE Memphis LLC	Delaware
CSE Mobile LLC	Delaware
CSE Moore LLC	Delaware

Home
Subsidiary Name	State
CSE North Carolina Holdings I LLC	Delaware
CSE North Carolina Holdings II LLC	Delaware
CSE Omro LLC	Delaware
CSE Orange Park LLC	Delaware
CSE Orlando-Pinar Terrace Manor LLC	Delaware
CSE Orlando-Terra Vista Rehab LLC	Delaware
CSE Pennsylvania Holdings, LP	Delaware
CSE Piggott LLC	Delaware
CSE Pilot Point LLC	Delaware
CSE Pine View LLC	Delaware
CSE Ponca City LLC	Delaware
CSE Port St. Lucie LLC	Delaware
CSE Richmond LLC	Delaware
CSE Ripley LLC	Delaware
CSE Ripon LLC	Delaware
CSE Safford LLC	Delaware
CSE Salina LLC	Delaware
CSE Seminole LLC	Delaware
CSE Shawnee LLC	Delaware
CSE Spring Branch LLC	Delaware
CSE Stillwater LLC	Delaware
CSE Taylorsville LLC	Delaware
CSE Texarkana LLC	Delaware
CSE Texas City LLC	Delaware
CSE The Village LLC	Delaware
CSE Upland LLC	Delaware
CSE Walnut Cove L.P.	Delaware
CSE West Point LLC	Delaware
CSE Whitehouse LLC	Delaware
CSE Williamsport LLC	Delaware
CSE Winter Haven LLC	Delaware
CSE Woodfin L.P.	Delaware
CSE Yorktown LLC	Delaware
Cuyahoga Falls Property II, L.L.C.	Delaware
Cuyahoga Falls Property, L.L.C.	Delaware
Dallas Two Property, L.L.C.	Delaware
Danbury ALF Property, L.L.C.	Delaware
Darien ALF Property, L.L.C.	Delaware
Deerfield Class B, L.L.C.	Delaware
Delta Investors I, LLC	Maryland
Delta Investors II, LLC	Maryland
Denison Texas, L.L.C.	Delaware

Home
Subsidiary Name	State
Desert Lane LLC	Delaware
Dixie White House Nursing Home, LLC	Mississippi
Dixon Health Care Center, LLC	Ohio
DWC Finance, L.L.C.	Delaware
East Rollins Street, L.L.C.	Delaware
Edgewood Drive Property, L.L.C.	Delaware
Effingham Associates, L.L.C.	Illinois
Elite Mattoon, L.L.C.	Delaware
Elite Yorkville, L.L.C.	Delaware
Encanto Senior Care, LLC	Arizona
Falcon Four Property Holding, L.L.C.	Delaware
Falcon Four Property, L.L.C.	Delaware
Falfurrias Texas, L.L.C.	Delaware
Financing VI Healthcare Property, LP	Delaware
Florida ALF Properties, L.L.C.	Delaware
Florida Four Properties, L.L.C.	Delaware
Florida Lessor - Meadowview, LLC	Maryland
Florida Real Estate Company, LLC	Florida
Fort Stockton Property, L.L.C.	Delaware
Fountain Associates, L.L.C.	Delaware
Four Fountains Aviv, L.L.C.	Delaware
Fredericksburg South Adams Street, L.L.C.	Delaware
Freewater Oregon, L.L.C.	Delaware
Fullerton California, L.L.C.	Delaware
G&L Gardens, L.L.C.	Arizona
Gardnerville Property, L.L.C.	Delaware
Georgia Lessor - Bonterra/Parkview, LLC	Maryland
Germantown Property, L.L.C.	Delaware
Giltex Care, L.L.C.	Delaware
Glendale NH Property, L.L.C.	Delaware
Golden Hill Real Estate Company, LLC	California
Gonzales Texas Property, L.L.C.	Delaware
Great Bend Property, L.L.C.	Delaware
Greenbough, LLC	Delaware
Greenville Kentucky Property, L.L.C.	Delaware
Heritage Monterey Associates, L.L.C.	Illinois
HHM Aviv, L.L.C.	Delaware
Hidden Acres Property, L.L.C.	Delaware
Highland Leasehold, L.L.C.	Delaware
Hobbs Associates, L.L.C.	Illinois
Hot Springs Atrium Owner, LLC	Delaware
Hot Springs Aviv, L.L.C.	Delaware

Home
Subsidiary Name	State
Hot Springs Cottages Owner, LLC	Delaware
Hot Springs Marina Owner, LLC	Delaware
Houston Texas Aviv, L.L.C.	Delaware
Hutchinson Kansas, L.L.C.	Delaware
Hutton I Land, LLC	Ohio
Hutton II Land, LLC	Ohio
Hutton III Land, LLC	Ohio
Idaho Associates, L.L.C.	Illinois
Illinois Missouri Properties, L.L.C.	Delaware
Indiana Lessor - Wellington Manor, LLC	Maryland
Iowa Lincoln County Property, L.L.C.	Delaware
Jasper Springhill Street, L.L.C.	Delaware
Kansas Five Property, L.L.C.	Delaware
Karan Associates Two, L.L.C.	Delaware
Karan Associates, L.L.C.	Delaware
Karissa Court Property, L.L.C.	Delaware
KB Northwest Associates, L.L.C.	Delaware
Kentucky NH Properties, L.L.C.	Delaware
Kingsville Texas, L.L.C.	Delaware
LAD I Real Estate Company, LLC	Delaware
Leatherman 90-1, LLC	Ohio
Leatherman Partnership 89-1, LLC	Ohio
Leatherman Partnership 89-2, LLC	Ohio
Louisville Dutchmans Property, L.L.C.	Delaware
Magnolia Drive Property, L.L.C.	Delaware
Manor Associates, L.L.C.	Delaware
Mansfield Aviv, L.L.C.	Delaware
Massachusetts Nursing Homes, L.L.C.	Delaware
McCarthy Street Property, L.L.C.	Delaware
Meridian Arms Land, LLC	Ohio
Minnesota Associates, L.L.C.	Delaware
Mishawaka Property, L.L.C.	Delaware
Missouri Associates, L.L.C.	Delaware
Missouri Regency Associates, L.L.C.	Delaware
Montana Associates, L.L.C.	Illinois
Monterey Park Leasehold Mortgage, L.L.C.	Delaware
Mount Washington Property, L.L.C.	Delaware
Mt. Vernon Texas, L.L.C.	Delaware
Murray County, L.L.C.	Delaware
Muscatine Toledo Properties, L.L.C.	Delaware
N.M. Bloomfield Three Plus One Limited Company	New Mexico
N.M. Espanola Three Plus One Limited Company	New Mexico

Home
Subsidiary Name	State
N.M. Lordsburg Three Plus One Limited Company	New Mexico
N.M. Silver City Three Plus One Limited Company	New Mexico
New Hope Property, L.L.C.	Delaware
Newtown ALF Property, L.L.C.	Delaware
Nicholasville Kentucky Property, L.L.C.	Delaware
North Las Vegas LLC	Delaware
North Royalton Ohio Property, L.L.C.	Delaware
Norwalk ALF Property, L.L.C.	Delaware
NRS Ventures, L.L.C.	Delaware
Oakland Nursing Homes, L.L.C.	Delaware
Ocean Springs Nursing Home, LLC	Mississippi
October Associates, L.L.C.	Delaware
Ogden Associates, L.L.C.	Delaware
OHI (Connecticut), LLC	Connecticut
OHI (Illinois), LLC	Illinois
OHI (Indiana) , LLC	Indiana
OHI (Iowa) , LLC	Iowa
OHI AC Investments (Jersey) Ltd	Foreign
OHI AC Properties (UK) Ltd	Foreign
OHI Anglia Care Ltd	Foreign
OHI Asset (AR) Ash Flat, LLC	Delaware
OHI Asset (AR) Camden, LLC	Delaware
OHI Asset (AR) Conway, LLC	Delaware
OHI Asset (AR) Des Arc, LLC	Delaware
OHI Asset (AR) Hot Springs, LLC	Delaware
OHI Asset (AR) Malvern, LLC	Delaware
OHI Asset (AR) Mena, LLC	Delaware
OHI Asset (AR) Pocahontas, LLC	Delaware
OHI Asset (AR) Sheridan, LLC	Delaware
OHI Asset (AR) Walnut Ridge, LLC	Delaware
OHI Asset (AZ) Austin House, LLC	Delaware
OHI Asset (AZ) Tucson, LLC	Delaware
OHI Asset (CA), LLC	Delaware
OHI Asset (CO) Brighton, LLC	Delaware
OHI Asset (CO) Denver, LLC	Delaware
OHI Asset (CO) Mesa, LLC	Delaware
OHI Asset (CO), LLC	Delaware
OHI Asset (CT) Lender, LLC	Delaware
OHI Asset (CT) Southport, LLC	Delaware
OHI Asset (FL) DeFuniak Springs, LLC	Delaware
OHI Asset (FL) Eustis, LLC	Delaware
OHI Asset (FL) Graceville, LLC	Delaware

Home
Subsidiary Name	State
OHI Asset (FL) Homestead, LLC	Delaware
OHI Asset (FL) Lake City, LLC, fka OHI Asset (FL) Pasco, LLC	Delaware
OHI Asset (FL) Lake Placid, LLC	Delaware
OHI Asset (FL) Lakeland, LLC	Delaware
OHI Asset (FL) Lender, LLC	Delaware
OHI Asset (FL) Lutz, LLC	Delaware
OHI Asset (FL) Marianna, LLC	Delaware
OHI Asset (FL) Melbourne, LLC	Delaware
OHI Asset (FL) Middleburg, LLC	Delaware
OHI Asset (FL) Ormond Beach, LLC	Delaware
OHI Asset (FL) Pensacola - Hillview, LLC	Delaware
OHI Asset (FL) Pensacola, LLC	Delaware
OHI Asset (FL) Pensacola-Nine Mile, LLC	Delaware
OHI Asset (FL) Port St. Joe, LLC	Delaware
OHI Asset (FL) Sebring, LLC	Delaware
OHI Asset (FL), LLC	Delaware
OHI Asset (GA) Cordele, LLC	Delaware
OHI Asset (GA) Dunwoody, LLC	Delaware
OHI Asset (GA) Macon, LLC	Delaware
OHI Asset (GA) Moultrie, LLC	Delaware
OHI Asset (GA) Nashville, LLC	Delaware
OHI Asset (GA) Roswell, LLC	Delaware
OHI Asset (GA) Snellville, LLC	Delaware
OHI Asset (GA) Valdosta, LLC	Delaware
OHI Asset (ID) Holly, LLC	Delaware
OHI Asset (ID) Midland, LLC	Delaware
OHI Asset (ID), LLC	Delaware
OHI Asset (IL), LLC	Delaware
OHI Asset (IN) American Village, LLC	Delaware
OHI Asset (IN) Anderson, LLC	Delaware
OHI Asset (IN) Beech Grove, LLC	Delaware
OHI Asset (IN) Carmel, LLC	Delaware
OHI Asset (IN) C-K, LLC	Delaware
OHI Asset (IN) Clarksville - 101 Potters Ln, LLC	Delaware
OHI Asset (IN) Clarksville, LLC	Delaware
OHI Asset (IN) Clinton, LLC	Delaware
OHI Asset (IN) Connersville, LLC	Delaware
OHI Asset (IN) Corydon, LLC	Delaware
OHI Asset (IN) Crown Point, LLC	Delaware
OHI Asset (IN) Dyer, LLC	Delaware
OHI Asset (IN) Eagle Valley, LLC	Delaware
OHI Asset (IN) Elkhart, LLC	Delaware

Home
Subsidiary Name	State
OHI Asset (IN) Forest Creek, LLC	Delaware
OHI Asset (IN) Fort Wayne, LLC	Delaware
OHI Asset (IN) Franklin, LLC	Delaware
OHI Asset (IN) Greenfield, LLC	Delaware
OHI Asset (IN) Greensburg, LLC	Delaware
OHI Asset (IN) Greenwood, LLC	Delaware
OHI Asset (IN) Indianapolis - 4102 Shore Dr, LLC	Delaware
OHI Asset (IN) Indianapolis - 4904 War Admiral, LLC	Delaware
OHI Asset (IN) Indianapolis - 5226 E 82nd St, LLC	Delaware
OHI Asset (IN) Indianapolis - 7301 E 16th St, LLC	Delaware
OHI Asset (IN) Indianapolis, LLC	Delaware
OHI Asset (IN) Jasper, LLC	Delaware
OHI Asset (IN) Kokomo - 429 W Lincoln Rd, LLC	Delaware
OHI Asset (IN) Kokomo, LLC	Delaware
OHI Asset (IN) Lafayette, LLC	Delaware
OHI Asset (IN) Madison, LLC	Delaware
OHI Asset (IN) Mishawaka, LLC	Delaware
OHI Asset (IN) Monticello, LLC	Delaware
OHI Asset (IN) New Albany, LLC	Delaware
OHI Asset (IN) Noblesville, LLC	Delaware
OHI Asset (IN) Rosewalk, LLC	Delaware
OHI Asset (IN) Salem, LLC	Delaware
OHI Asset (IN) Sellersburg, LLC	Delaware
OHI Asset (IN) Seymour, LLC	Delaware
OHI Asset (IN) Spring Mill, LLC	Delaware
OHI Asset (IN) Terre Haute - 2222 Margaret Ave, LLC	Delaware
OHI Asset (IN) Terre Haute, LLC	Delaware
OHI Asset (IN) Wabash, LLC	Delaware
OHI Asset (IN) Westfield, LLC	Delaware
OHI Asset (IN) Zionsville, LLC	Delaware
OHI Asset (KY) Beattyville, LLC	Delaware
OHI Asset (KY) Louisville - 1120 Cristland, LLC	Delaware
OHI Asset (KY) Louisville - 2529 Six Mile Lane, LLC	Delaware
OHI Asset (KY) Morgantown, LLC	Delaware
OHI Asset (KY) Owensboro, LLC	Delaware
OHI Asset (LA) Baton Rouge, LLC	Delaware
OHI Asset (LA), LLC	Delaware
OHI Asset (MD) Baltimore - Pall Mall, LLC	Delaware
OHI Asset (MD) Baltimore - West Belvedere, LLC	Delaware
OHI Asset (MD) Salisbury, LLC	Delaware
OHI Asset (MD), LLC	Delaware
OHI Asset (MI) Carson City, LLC	Delaware

Home
Subsidiary Name	State
OHI Asset (MI) Heather Hills, LLC	Delaware
OHI Asset (MI), LLC	Delaware
OHI Asset (MO) Jackson, LLC	Delaware
OHI Asset (MO), LLC	Delaware
OHI Asset (MS) Byhalia, LLC	Delaware
OHI Asset (MS) Cleveland, LLC	Delaware
OHI Asset (MS) Clinton, LLC	Delaware
OHI Asset (MS) Columbia, LLC	Delaware
OHI Asset (MS) Corinth, LLC	Delaware
OHI Asset (MS) Greenwood, LLC	Delaware
OHI Asset (MS) Grenada, LLC	Delaware
OHI Asset (MS) Holly Springs, LLC	Delaware
OHI Asset (MS) Indianola, LLC	Delaware
OHI Asset (MS) Natchez, LLC	Delaware
OHI Asset (MS) Picayune, LLC	Delaware
OHI Asset (MS) Vicksburg, LLC	Delaware
OHI Asset (MS) Yazoo City, LLC	Delaware
OHI Asset (NC) Abbotts Creek, LP	Delaware
OHI Asset (NC) Alleghany, LP	Delaware
OHI Asset (NC) Biscoe, LP	Delaware
OHI Asset (NC) Cornelius, LP	Delaware
OHI Asset (NC) Drexel, LP	Delaware
OHI Asset (NC) Fayetteville, LP	Delaware
OHI Asset (NC) Financing VI GP, LLC	Delaware
OHI Asset (NC) GP, LLC	Delaware
OHI Asset (NC) Hallsboro, LP	Delaware
OHI Asset (NC) Marion, LP	Delaware
OHI Asset (NC) Marshville, LP	Delaware
OHI Asset (NC) Mocksville - 1007 Howard Street, LP	Delaware
OHI Asset (NC) Mocksville - 1304 Madison Road, LP	Delaware
OHI Asset (NC) Mount Olive, LP	Delaware
OHI Asset (NC) Nashville, LP	Delaware
OHI Asset (NC) QRS GP, LLC	Delaware
OHI Asset (NC) QRS, Inc.	Delaware
OHI Asset (NC) Raeford, LP	Delaware
OHI Asset (NC) Rocky Mount - 1558 S. Winstead, LP	Delaware
OHI Asset (NC) Rocky Mount - 415 N. Winstead, LP	Delaware
OHI Asset (NC) Salisbury, LP	Delaware
OHI Asset (NC) Saluda, LP	Delaware
OHI Asset (NC) Shallotte, LP	Delaware
OHI Asset (NC) Siler City, LP	Delaware
OHI Asset (NC) Triad, LP	Delaware

Home
Subsidiary Name	State
OHI Asset (NC) Wadesboro, LP	Delaware
OHI Asset (NC) Warsaw, LP	Delaware
OHI Asset (NC) Waynesville, LP	Delaware
OHI Asset (NC) Wilmington, LP	Delaware
OHI Asset (NC) Winston Salem, LP	Delaware
OHI Asset (NJ) Plainsboro, LLC	Delaware
OHI Asset (NY) 2nd Avenue, LLC	Delaware
OHI Asset (NY) 93rd Street, LLC	Delaware
OHI Asset (OH) Huber Heights, LLC	Delaware
OHI Asset (OH) Lender, LLC	Delaware
OHI Asset (OH) New London, LLC	Delaware
OHI Asset (OH) Steubenville, LLC	Delaware
OHI Asset (OH) Toledo, LLC	Delaware
OHI Asset (OH) West Carrollton, LLC	Delaware
OHI Asset (OH), LLC	Delaware
OHI Asset (OR) Portland, LLC	Delaware
OHI Asset (OR) Troutdale, LLC	Delaware
OHI Asset (PA) GP, LLC	Delaware
OHI Asset (PA) West Mifflin, LP	Delaware
OHI Asset (PA), LLC	Delaware
OHI Asset (PA), LP	Maryland
OHI Asset (SC) Aiken, LLC	Delaware
OHI Asset (SC) Anderson, LLC	Delaware
OHI Asset (SC) Easley Anne, LLC	Delaware
OHI Asset (SC) Easley Crestview, LLC	Delaware
OHI Asset (SC) Edgefield, LLC	Delaware
OHI Asset (SC) Five Forks, LLC	Delaware
OHI Asset (SC) Greenville Cottages, LLC	Delaware
OHI Asset (SC) Greenville Griffith, LLC	Delaware
OHI Asset (SC) Greenville Laurens, LLC	Delaware
OHI Asset (SC) Greenville North, LLC	Delaware
OHI Asset (SC) Greenville, LLC	Delaware
OHI Asset (SC) Greer, LLC	Delaware
OHI Asset (SC) Marietta, LLC	Delaware
OHI Asset (SC) McCormick, LLC	Delaware
OHI Asset (SC) Orangeburg, LLC	Delaware
OHI Asset (SC) Pickens East Cedar, LLC	Delaware
OHI Asset (SC) Pickens Rosemond, LLC	Delaware
OHI Asset (SC) Piedmont, LLC	Delaware
OHI Asset (SC) Simpsonville SE Main, LLC	Delaware
OHI Asset (SC) Simpsonville West Broad, LLC	Delaware
OHI Asset (SC) Simpsonville West Curtis, LLC	Delaware

Home
Subsidiary Name	State
OHI Asset (TN) Bartlett, LLC	Delaware
OHI Asset (TN) Byrdstown, LLC	Delaware
OHI Asset (TN) Cleveland, LLC	Delaware
OHI Asset (TN) Collierville, LLC	Delaware
OHI Asset (TN) Columbia, LLC	Delaware
OHI Asset (TN) Elizabethton, LLC	Delaware
OHI Asset (TN) Erin, LLC	Delaware
OHI Asset (TN) Greeneville, LLC	Delaware
OHI Asset (TN) Harriman, LLC	Delaware
OHI Asset (TN) Jamestown, LLC	Delaware
OHI Asset (TN) Jefferson City, LLC	Delaware
OHI Asset (TN) Memphis - 1150 Dovecrest, LLC	Delaware
OHI Asset (TN) Memphis, LLC	Delaware
OHI Asset (TN) Monteagle, LLC	Delaware
OHI Asset (TN) Monterey, LLC	Delaware
OHI Asset (TN) Mountain City, LLC	Delaware
OHI Asset (TN) Nashville, LLC	Delaware
OHI Asset (TN) Pigeon Forge, LLC	Delaware
OHI Asset (TN) Ridgely, LLC	Delaware
OHI Asset (TN) Rockwood, LLC	Delaware
OHI Asset (TN) Rogersville - 109 Highway 70 North, LLC	Delaware
OHI Asset (TN) Rogersville, LLC	Delaware
OHI Asset (TN) South Pittsburg, LLC	Delaware
OHI Asset (TN) Spring City, LLC	Delaware
OHI Asset (TN) Westmoreland, LLC	Delaware
OHI Asset (TX) Anderson, LLC	Delaware
OHI Asset (TX) Athens, LLC	Delaware
OHI Asset (TX) Bryan, LLC	Delaware
OHI Asset (TX) Burleson, LLC	Delaware
OHI Asset (TX) College Station, LLC	Delaware
OHI Asset (TX) Comfort, LLC	Delaware
OHI Asset (TX) Crane, LLC	Delaware
OHI Asset (TX) Diboll, LLC	Delaware
OHI Asset (TX) Eastland, LLC	Delaware
OHI Asset (TX) Granbury, LLC	Delaware
OHI Asset (TX) Hillsboro, LLC	Delaware
OHI Asset (TX) Hondo, LLC	Delaware
OHI Asset (TX) Italy, LLC	Delaware
OHI Asset (TX) Lamesa, LLC	Delaware
OHI Asset (TX) Longview, LLC	Delaware
OHI Asset (TX) Midland Main, LLC	Delaware
OHI Asset (TX) Midland Sage, LLC	Delaware

Home
Subsidiary Name	State
OHI Asset (TX) Monahans, LLC	Delaware
OHI Asset (TX) Odessa, LLC	Delaware
OHI Asset (TX) Schertz, LLC	Delaware
OHI Asset (TX) Winnsboro ALF, LLC	Delaware
OHI Asset (TX) Winnsboro, LLC	Delaware
OHI Asset (TX), LLC	Delaware
OHI Asset (UT) Ogden, LLC	Delaware
OHI Asset (UT) Provo, LLC	Delaware
OHI Asset (UT) Roy, LLC	Delaware
OHI Asset (VA) Charlottesville - 1165 Pepsi Place, LLC	Delaware
OHI Asset (VA) Charlottesville, LLC	Delaware
OHI Asset (VA) Chesapeake, LLC	Delaware
OHI Asset (VA) Farmville, LLC	Delaware
OHI Asset (VA) Galax, LLC	Delaware
OHI Asset (VA) Hillsville, LLC	Delaware
OHI Asset (VA) Madison, LLC	Delaware
OHI Asset (VA) Martinsville ALF, LLC	Delaware
OHI Asset (VA) Martinsville SNF, LLC	Delaware
OHI Asset (VA) Mechanicsville, LLC	Delaware
OHI Asset (VA) Midlothian, LLC	Delaware
OHI Asset (VA) Norfolk, LLC	Delaware
OHI Asset (VA) Portsmouth, LLC	Delaware
OHI Asset (VA) Richmond - 2420 Pemberton Road, LLC	Delaware
OHI Asset (VA) Richmond - 9101 Bon Air, LLC	Delaware
OHI Asset (VA) Rocky Mount, LLC	Delaware
OHI Asset (VA) Suffolk, LLC	Delaware
OHI Asset (WA) Battle Ground, LLC	Delaware
OHI Asset (WA) Fort Vancouver, LLC	Delaware
OHI Asset (WV) Danville, LLC	Delaware
OHI Asset (WV) Ivydale, LLC	Delaware
OHI Asset CHG ALF, LLC	Delaware
OHI Asset C-L, LLC	Delaware
OHI Asset CSB LLC	Delaware
OHI Asset CSE-E Subsidiary, LLC	Delaware
OHI Asset CSE-E, LLC	Delaware
OHI Asset CSE-U Subsidiary, LLC	Delaware
OHI Asset CSE-U, LLC	Delaware
OHI Asset DB Collateral Agent, LLC	Delaware
OHI Asset HUD CFG, LLC	Delaware
OHI Asset HUD Delta, LLC	Delaware
OHI Asset HUD H-F, LLC	Delaware
OHI Asset HUD SF CA, LLC	Delaware

Home
Subsidiary Name	State
OHI Asset HUD SF, LLC	Delaware
OHI Asset HUD WO, LLC	Delaware
OHI Asset II (CA), LLC	Delaware
OHI Asset II (FL), LLC	Delaware
OHI Asset II (PA), LP	Maryland
OHI Asset III (PA), LP	Maryland
OHI Asset IV (PA) Silver Lake, LP	Maryland
OHI Asset Management, LLC	Delaware
OHI Asset RO PMM Services, LLC	Delaware
OHI Asset RO, LLC	Delaware
OHI Asset S-A, LLC	Delaware
OHI Asset S-W, LLC	Delaware
OHI Asset, LLC	Delaware
OHI Baugh House Ltd	Foreign
OHI Beaumont Park Ltd	Foreign
OHI Bletchley Ltd	Foreign
OHI Brackenbridge House Ltd	Foreign
OHI Burrows House Ltd	Foreign
OHI GCH Holdings Ltd	Foreign
OHI Halcyon Days Ltd	Foreign
OHI Healthcare Homes (Central) Ltd	Foreign
OHI Healthcare Homes Ltd	Foreign
OHI Healthcare Properties Limited Partnership	Delaware
OHI Heath Lodge and Autumn Vale Ltd	Foreign
OHI Hillings Ltd	Foreign
OHI Hillside Ltd	Foreign
OHI Home Close Ltd	Foreign
OHI Home Meadow Ltd	Foreign
OHI Kent House Ltd	Foreign
OHI Lima Properties Ltd	Foreign
OHI LSC Properties (UK) Ltd	Foreign
OHI Lucton House Ltd	Foreign
OHI Malthouse Care Home Ltd	Foreign
OHI Manor House (North Walsham Wood) Ltd	Foreign
OHI Manor House Ltd	Foreign
OHI Martins House Ltd	Foreign
OHI Mezz Lender, LLC	Delaware
OHI Olive House RCH Ltd	Foreign
OHI Park House Care Home Ltd	Foreign
OHI PC Investments (Jersey) Ltd	Foreign
OHI Peregrine House Ltd	Foreign
OHI Pri-Med Care Homes Ltd	Foreign

Home
Subsidiary Name	State
OHI Pri-Med Group Developments Ltd	Foreign
OHI Pri-Med Group Ltd	Foreign
OHI Queensway Ltd	Foreign
OHI St Stephens Ltd	Foreign
OHI Tennessee, LLC	Maryland
OHI Tudors Ltd	Foreign
OHI UK Healthcare Properties Ltd	Foreign
OHI West Drayton Ltd	Foreign
OHI Willowmead Ltd	Foreign
OHI-LG Asset Management, LLC	Delaware
OHI-LG Investment, LLC	Delaware
OHIMA, LLC	Massachusetts
Ohio Aviv Three, L.L.C.	Delaware
Ohio Aviv Two, L.L.C.	Delaware
Ohio Aviv, L.L.C.	Delaware
Ohio Indiana Property, L.L.C.	Delaware
Ohio Pennsylvania Property, L.L.C.	Delaware
Oklahoma Two Property, L.L.C.	Delaware
Oklahoma Warr Wind, L.L.C.	Delaware
Omaha Associates, L.L.C.	Delaware
Omega TRS I, Inc.	Maryland
Orange ALF Property, L.L.C.	Delaware
Orange Village Care Center, LLC	Ohio
Orange, L.L.C.	Illinois
Oregon Associates, L.L.C.	Delaware
Oso Avenue Property, L.L.C.	Delaware
Ostrom Avenue Property, L.L.C.	Delaware
Palm Valley Senior Care, LLC	Arizona
Panama City Nursing Center LLC	Delaware
Pavillion North Partners, LLC	Pennsylvania
Pavillion North, LLP	Pennsylvania
Pavillion Nursing Center North, LLC	Pennsylvania
Peabody Associates Two, L.L.C.	Delaware
Peabody Associates, L.L.C.	Delaware
Pennington Road Property, L.L.C.	Delaware
Pensacola Real Estate Holdings I, LLC	Florida
Pensacola Real Estate Holdings II, LLC	Florida
Pensacola Real Estate Holdings III, LLC	Florida
Pensacola Real Estate Holdings IV, LLC	Florida
Pensacola Real Estate Holdings V, LLC	Florida
Pocatello Idaho Property, L.L.C.	Delaware
Pomona Vista L.L.C.	Illinois

Home
Subsidiary Name	State
Prescott Arkansas, L.L.C.	Delaware
PV Realty-Clinton, LLC	Maryland
PV Realty-Holly Hill, LLC	Maryland
PV Realty-Kensington, LLC	Maryland
PV Realty-Willow Tree, LLC	Maryland
Raton Property Limited Company	New Mexico
Ravenna Ohio Property, L.L.C.	Delaware
Red Rocks, L.L.C.	Illinois
Richland Washington, L.L.C.	Delaware
Ridgecrest Senior Care, LLC	Arizona
Riverside Nursing Home Associates Two, L.L.C.	Delaware
Riverside Nursing Home Associates, L.L.C.	Delaware
Rockingham Drive Property, L.L.C.	Delaware
Rose Baldwin Park Property L.L.C.	Illinois
S.C. Portfolio Property, L.L.C.	Delaware
Salem Associates, L.L.C.	Delaware
San Juan NH Property, LLC	Delaware
Sandalwood Arkansas Property, L.L.C.	Delaware
Santa Ana-Bartlett, L.L.C.	Illinois
Santa Fe Missouri Associates, L.L.C.	Illinois
Savoy/Bonham Venture, L.L.C.	Delaware
Searcy Aviv, L.L.C.	Delaware
Sedgwick Properties, L.L.C.	Delaware
Seguin Texas Property, L.L.C.	Delaware
Sierra Ponds Property, L.L.C.	Delaware
Skyler Boyington, LLC	Mississippi
Skyler Florida, LLC	Mississippi
Skyler Maitland LLC	Delaware
Skyler Pensacola, LLC	Florida
Skyview Associates, L.L.C.	Delaware
SLC Property Investors, LLC	Delaware
Southeast Missouri Property, L.L.C.	Delaware
Southern California Nevada, L.L.C.	Delaware
St. Joseph Missouri Property, L.L.C.	Delaware
St. Mary’s Properties, LLC	Ohio
Star City Arkansas, L.L.C.	Delaware
STBA Properties, L.L.C.	Delaware
Stephenville Texas Property, L.L.C.	Delaware
Sterling Acquisition, LLC	Kentucky
Stevens Avenue Property, L.L.C.	Delaware
Sun-Mesa Properties, L.L.C.	Illinois
Suwanee, LLC	Delaware

Home
Subsidiary Name	State
Texas Fifteen Property, L.L.C.	Delaware
Texas Four Property, L.L.C.	Delaware
Texas Lessor - Stonegate GP, LLC	Maryland
Texas Lessor - Stonegate Limited, LLC	Maryland
Texas Lessor - Stonegate, LP	Maryland
Texhoma Avenue Property, L.L.C.	Delaware
The Suburban Pavilion, LLC	Ohio
Tujunga, L.L.C.	Delaware
Tulare County Property, L.L.C.	Delaware
Twinsburg Ohio Property, L.L.C.	Delaware
VRB Aviv, L.L.C.	Delaware
Washington Idaho Property, L.L.C.	Delaware
Washington Lessor - Silverdale, LLC	Maryland
Washington-Oregon Associates, L.L.C.	Illinois
Watauga Associates, L.L.C.	Illinois
Wellington Leasehold, L.L.C.	Delaware
West Pearl Street, L.L.C.	Delaware
West Yarmouth Property I, L.L.C.	Delaware
West Yarmouth Property II, L.L.C.	Delaware
Westerville Ohio Office Property, L.L.C.	Delaware
Weston ALF Property, L.L.C.	Delaware
Wheeler Healthcare Associates, L.L.C.	Texas
Whitlock Street Property, L.L.C.	Delaware
Wilcare, LLC	Ohio
Willis Texas Aviv, L.L.C.	Delaware
Yuba Aviv, L.L.C.	Delaware